Note 7 - Property and Equipment (Details) - Amortization Expense of Software to be Leased (Software To Be Leased [Member]) In Thousands, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 JPY (¥)
Note 7 - Property and Equipment (Details) - Amortization Expense of Software to be Leased [Line Items]
2015	$ 6,013	¥ 619,166
2016	6,577	677,298
2017	5,112	526,416
2018	5,087	523,848
2019	$ 1,802	¥ 185,607